Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

AHOY	Newday Ocean Health ETF
listed on NYSE Arca, Inc.
FAIR	Newday Diversity, Equity & Inclusion ETF
(not currently available for purchase)

Supplement dated June 6, 2024

to the Statutory Prospectus and Statement of Additional Information (“SAI”)
for the Newday Ocean Health ETF (“AHOY”) and the

Newday Diversity, Equity & Inclusion ETF (“FAIR”),

each dated December 22, 2023

Change in Portfolio Manager

Effective immediately, Shireen Eddleblute is removed as a portfolio manager of AHOY and FAIR. All references to Ms. Eddleblute are hereby removed from the Prospectus and SAI.

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Please retain this Supplement with your Prospectus and SAI for future reference.